SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009 (July 14, 2009)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On July 14 2009, the Board of Directors of MBIA Inc. (“MBIA”) amended MBIA’s By-Laws to reflect the separation of the Chairman and Chief Executive Officer positions and to clarify the authority and duties of each position as well as to make the Chief Executive Officer and Chief Financial Officer positions mandatory offices of MBIA.

The By-Laws as amended are attached as Exhibit 3.2 hereto.  The foregoing summary description of the By-Laws as amended is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 3.2   By-Laws as Amended as of July 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:/s/Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: July 16, 2009

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated July 16, 2009

Exhibit 3.2   By-Laws as Amended as of July 14, 2009